EXHIBIT 99.4
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

- - - - - - - - - - - - - - - - - - - - -
                                                     Chapter 11
In re
                                                     Case Nos. 01-41643 (RLB)
   THE WARNACO GROUP, INC., et al.,                  through   01-41680 (RLB)
                            -- ---

                              Debtors.               (Jointly Administered)
- - - - - - - - - - - - - - - - - - - - -


                         MONTHLY OPERATING STATEMENT
                           OF DEBTORS-IN-POSSESSION
                   FOR SEPTEMBER 2, 2001 TO OCTOBER 6, 2001
                   ----------------------------------------


Address of Debtors-in-Possession:
--------------------------------
The Warnaco Group, Inc.
90 Park Avenue
New York, New York  10016
                                                Monthly Disbursements: $ 136,961
                                                                       ---------

Address of Attorneys for Debtors-in-Possession:
----------------------------------------------
Sidley Austin Brown & Wood
875 Third Avenue
New York, New York  10022
                                                Monthly Operating Loss: $(7,556)
                                                                        -------

         The undersigned, having reviewed the attached report and being familiar with the financial affairs of The Warnaco Group, Inc., ("Warnaco"), and certain of Warnaco's subsidiaries, each a debtor and debtor-in-possession herein (collectively, the "Debtors"), verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge.

         The undersigned also verifies that, to the best of my knowledge, all insurance policies, including workers compensation and disability insurance, have been paid currently.

Date:    November 27, 2001                         By:  /s/ Philip Terenzio
                                                        ------------------------

                                                            Philip Terenzio
                                                         Senior Vice President
                                                        Chief Financial Officer



Indicate if this is an amended statement by checking here.
Amended Statement ___________

                                  THE WARNACO GROUP, INC., et al.
                                                           -- --
                                      (DEBTORS-IN-POSSESSION)
                                      STATEMENT OF OPERATIONS
                                          (In Thousands)

                                                              Month Ended           4 Months Ended
                                                            October 6, 2001        October 6, 2001
                                                         ----------------------  ---------------------
Net revenues                                                         $ 127,602              $ 459,299

Cost of goods sold                                                      95,561                395,291

Selling, general and administrative expenses                            37,604                154,187
                                                         ----------------------  ---------------------
Operating loss                                                          (5,563)               (90,179)

Interest expense, net                                                    3,179                 17,692
Other expense, net                                                      (1,186)                   947
                                                         ----------------------  ---------------------
Loss before reorganization costs and income taxes                       (7,556)              (108,818)

Reorganization costs                                                    18,525                 77,427
Income taxes provision (benefit)                                           (44)                (1,557)
                                                         ----------------------  ---------------------
Net loss                                                             $ (26,037)            $ (184,688)
                                                         ======================  =====================

EBITDAR (See Note 1)                                                   $ 1,882              $ (12,918)
                                                         ======================  =====================

                            THE WARNACO GROUP, INC., et al.
                                (DEBTORS-IN-POSSESSION)
                                     BALANCE SHEET
                                    OCTOBER 6, 2001
                                    (In Thousands)


ASSETS

Current assets:
     Cash                                                           $ 20,918
     Receivables, net                                                 99,756
     Inventories, net                                                385,952
     Prepaid expenses and other current assets                        23,501
                                                               --------------
          Total current assets                                        530,127

Property, plant and equipment, net                                   217,231
Trademark, goodwill and other, net                                 1,019,249
Investment in affiliates                                             155,644
Intercompany receivables, net                                         10,056
Deferred income taxes                                                139,618
                                                               --------------
         Total Assets                                              2,071,925
                                                               ==============

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                                       -
     Accounts payable                                                 57,363
     Other current liabilities                                        74,329
     Deferred income taxes                                             4,474
                                                               --------------
          Total current liabilities                                   136,166
                                                               --------------

Long-term debt                                                       165,000
Other long-term liabilities                                           23,944
Deferred income taxes                                                      -
Liabilities subject to compromise                                  2,264,799
                                                               --------------
         Total Liabilities                                         2,589,909

Redeemable Preferred Securities                                            -
Shareholders' deficit                                               (517,984)
                                                               --------------
         Total Liabilities and Shareholders' deficit              $ 2,071,925
                                                               ==============

                                     THE WARNACO GROUP, INC., et al.
                                         (DEBTORS-IN-POSSESSION)
                                         STATEMENT OF CASH FLOWS
                                              (In Thousands)

                                                                               Month Ended          4 Months Ended
                                                                             October 6, 2001        October 6, 2001
                                                                            -------------------   --------------------
Operating activities:
     Net loss                                                                   $      (26,037)        $     (184,688)
     Adjustments to reconcile net loss to net cash
         (used in) operating activities:
            Depreciation and amortization                                                7,445                 30,197
            Non-cash interest expense                                                      508                  1,668
            Non-cash equity forward adjustment                                               -                  3,708
            Non-cash reorganization costs                                               13,113                 63,204
     Change in operating assets and liabilities:
         Receivables, net                                                                7,801                 52,252
         Inventories                                                                   (23,516)               (17,430)
         Accounts payable                                                                6,437                 60,041
         Change in pre-petition liabilities                                                (44)                (6,099)
         Prepaid expenses and other current assets and liabilities                      10,126                 (1,091)
         Change in other long-term and non-operating liabilities                        (3,322)                 3,115
         Other, net                                                                      3,506                  3,457
                                                                             -------------------      -----------------
                Net cash provided by (used in) operating activities                     (3,983)                 8,334
                                                                             -------------------      -----------------

Investing activities:
     Capital expenditures, net of disposals                                                237                   (801)
                                                                             -------------------      -----------------
                Net cash used in (provided by) investing activities                        237                   (801)
                                                                             -------------------      -----------------

Financing activities:
     Net repayments under Pre-petition Credit Facilities                                10,823                 19,742
     Net borrowing (repayment) under DIP Credit Facilities                             (21,962)               165,000
     Deferred financing - DIP                                                                -                (12,200)
     Deferred financing - Other                                                              -                   (192)
     Net change in intercompany accounts                                                16,559               (194,376)
                                                                             -------------------      -----------------
                Net cash provided by (used in) financing activities                      5,420                (22,026)
                                                                             -------------------      -----------------
Effect of cash due to currency translation                                                (334)                  (475)
                                                                             -------------------      -----------------
                 Net decrease in cash and cash equivalents                                 866                (13,366)
     Cash and cash equivalents at beginning of period                                   20,052                 34,284
                                                                             -------------------      -----------------
     Cash and cash equivalents at end of period                                 $       20,918         $       20,918
                                                                             ===================      =================

Note 1 - Basis of Presentation
------------------------------

         On June 11, 2001 (the "Petition Date"), Warnaco and certain of its subsidiaries (each a "Debtor" and, collectively, the "Debtors") commenced these cases (the "Chapter 11 Cases") each by filing a petition for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. Secs. 101-1330, as amended (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Warnaco and all except one of its 38 U.S. subsidiaries are Debtors in these Chapter 11 Cases, together with one of Warnaco's Canadian subsidiaries, Warnaco of Canada Company ("Warnaco Canada"). The remainder of Warnaco's Foreign Subsidiaries are not debtors in these Chapter 11 Cases, nor are they subject to foreign bankruptcy or insolvency proceedings. The case numbers for the Chapter 11 Cases, which are being jointly administered, are 01-41643 through 01-41680
(RLB). The Debtors are managing their businesses and properties as debtors-in-possession.

         The accompanying unaudited condensed financial statements of the Debtors have been presented in accordance with the American Institute of Certified Public Accountants Statements of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" (SOP 90-7), and have been prepared in accordance with accounting principles generally accepted in the United States applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the ordinary course of business. As a result of the Chapter 11 Cases and circumstances relating to the chapter 11 filings, including the Debtors debt structure and current economic conditions, such realization of assets and liquidation of liabilities are subject to significant uncertainty. While under the protection of chapter 11, the Debtors may sell or otherwise dispose of assets, and liquidate or compromise liabilities, for amounts other than those reflected in the financial statements. Additionally, the amounts reported in the unaudited condensed balance sheet could materially change because of changes in business strategies and the effects of any proposed plan of reorganization.

         The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan or plans of reorganization, future profitable operations, the ability to comply with the terms of the Debtors' debtor-in-possession financing facility, and the ability to generate sufficient cash from operations and financing arrangements to meet obligations.

       In the Chapter 11 Cases, substantially all unsecured liabilities as of the Petition Date are subject to compromise or other treatment under a plan or plans of reorganization which must be confirmed by the Bankruptcy Court after obtaining the requisite amount of votes by affected parties. For financial reporting purposes, those liabilities and obligations, which treatment and satisfaction are dependent on the outcome of the Chapter 11 Cases, have been segregated and classified as liabilities subject to compromise under the reorganization proceedings in the consolidated balance sheets. Generally, all actions to enforce or otherwise effect repayment of pre-petition liabilities as well as all pending litigation against the Debtors are stayed while the Debtors continue their business operations as debtors-in-possession. Unaudited schedules have been filed by the Debtors with the Bankruptcy Court setting forth the assets and liabilities of the Debtors as of the Petition Date as reflected in the Debtors' accounting records. The ultimate amount of and settlement terms for such liabilities are subject to a confirmed plan(s) of reorganization and accordingly are not presently determinable.

       Under the Bankruptcy Code, the Debtors may elect to assume or reject real estate leases, employment contracts, personal property leases, service contracts and other pre-petition executory contracts, subject to Bankruptcy Court approval. Claims for damages resulting from the rejection of real estate leases and other executory contracts may be subject to bar dates. The Debtors will analyze their leases and executory contracts and may assume or reject leases and contracts. Such rejections could result in additional liabilities subject to compromise.

       In addition, the unaudited condensed financial statements do not contain all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Debtors, the accompanying condensed financial statements contain all adjustments (all of which were of a normal recurring nature) necessary to present fairly the financial position of the Debtors as of October 6, 2001 as well as its results of operations and cash flows for the one-month period ended October 6, 2001.

         As the monthly process to close the books and records of the Debtors is based on a non-calendar month-end, the accompanying financial statements include ten business days of the pre-petition period. It would be unduly burdensome to exclude the impact of the pre-petition activities for this ten-day period from the Debtor's financial position, results of operations or cash flows.

       Pursuant to SOP 90-7, revenues and expenses, realized gains and losses, and provisions for losses resulting from the reorganization of the business are reported in the Consolidated Statement of Operations separately as reorganization items. Professional fees are expensed as incurred. Interest expense is reported only to the extent that it will be paid during the cases or that it is probable that it will be an allowed claim.

         Reorganization items include the following:

                                     Month Ended               4 Months Ended
                                   October 6, 2001            October 6, 2001
                                --------------------       -------------------

Asset write-offs                           $ 9,617                   $ 59,121
Professional fees                            3,004                     12,402
Severance                                      404                        404
Lease termination costs                      5,500                      5,500
                                -------------------         ------------------
                                          $ 18,525                   $ 77,427
                                ===================         ===================


         The Debtors have reduced stockholders' equity by $42,507 from its reported consolidated 2000 balances to reflect the effects of certain errors discovered in its recording of intercompany pricing arrangements and its recording of accounts payable and accrued liabilities. The Debtors' management and Board of Directors are reviewing the circumstances surrounding the errors and have not yet finalized their review; therefore, the amount of the restatement is preliminary and subject to change.

         The Debtors also reduced stockholder' equity by $10,000 from its reported June monthly operating statement to provide additional accounts receivable and inventory reserves, which were applicable to the period ended July 7, 2001.

         EBITDAR reflects earnings before interest, taxes, depreciation, amortization, reorganization costs and adjustments. Adjustments consist of $47,410 for 4 months ended October 6, 2001, relating to changes in the Company's reserve methodology for accounts receivable, inventory and other items.

Note 2 - Sale of Accounts Receivable
------------------------------------

         Effective with its bankruptcy filing, the Company terminated its accounts receivable securitization agreement. Consequently, none of the Company's trade receivables are securitized at October 6, 2001. The termination of the agreement did not have a material impact on the statement of operations or cash flows.


Note 3 - Long Term Debt
-----------------------

         On June 11, 2001, the Company entered into a Debtor In Possession ("DIP") Financing Agreement with a group of banks, which was approved by the Bankruptcy Court in an interim amount of $375,000,000. On July 9, 2001, the Bankruptcy Court approved the full amount of $600,000,000.

         The DIP provides for a $375,000,000 (which includes a Letter of Credit facility of up to $200,000,000) non amortizing revolving credit facility (Tranche A) and a $225,000,000 reducing revolving credit facility (Tranche B). The Tranche A loans will bear interest at either the London International Bank Offering Rate (LIBOR) plus 2.75% or at the Citibank N.A. Base Rate plus 1.75%. The Tranche B loans will bear interest at LIBOR plus 3.75%. In addition, the fees for the undrawn amounts are .50% for the Tranche A and .75% for the Tranche B. Commencing on June 30, 2002, the Tranche B facility will be reduced by $50,000,000 and thereafter by $25,000,000 per quarter in each case reduced by mandatory prepayments.

         Both the Tranche A and Tranche B loans terminate on the earlier of two years from the closing date or the effective date of a plan of reorganization.

         The DIP facility contains restrictive covenants including, among other things, the maintenance of minimum earnings before interest, taxes, depreciation and amortization and restructuring expenses (EBITDAR), limitations on annual capital expenditures, the prohibition on paying dividends and the incurrence of additional indebtedness.

         The maximum borrowings under the Tranche A facility are limited to 75% of eligible accounts receivable and 25% to 67% of eligible inventory.

         The balance outstanding as of October 6, 2001 is $165,000,000.

         The DIP is secured by substantially all assets of the Company.

         Pre-petition long-term debt, which was included in current maturities of long-term debt at December 30, 2000, is in default due to the filing of a voluntary Chapter 11 petition and is included in liabilities subject to compromise in accordance with SOP 90-7.

Note 4 - Liabilities
--------------------

         The principal categories of obligations classified as liabilities subject to compromise to unrelated parties under Reorganization Cases are identified below. The amounts below in total may vary significantly from the stated amount of proofs of claim that will be filed with the Bankruptcy Court and may be subject to future adjustment depending on Bankruptcy Court action, further developments with respect to potential disputed claims, determination as to the value of any collateral securing claims, or other events.

         Additional claims may arise from the rejection of additional real estate leases and executory contracts by the Debtors.

                                                              October 6,
                                                                 2001
                                                         --------------------
                                                       (In thousands of dollars)

U.S. bank debt                                                    $ 1,719,118
Canadian Revolver                                                      17,471
Post Retirement Liabilities                                             8,890
Accrued prepetition interest                                           31,402
Mortgages/Capital lease obligations                                     5,365
Lease termination costs                                                 5,500
Equity forward note                                                    56,793
Other debt                                                             18,905
Accounts payable                                                       42,812
Trade drafts payable                                                  237,940
Deferred compensation accrual                                             603
Company obligated manditorily redeemable convertible
     preferred securities ($120,000 par value)                        120,000
                                                          --------------------
                                                                   $ 2,264,799 *
                                                          ====================

 *   Excludes $156,999 of debt recorded by non-filed entities.



Note 5 - Intercompany Receivables
---------------------------------

         Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of Warnaco (the parent company) are consolidated with all of its wholly owned subsidiaries. To the extent that intercompany notes constitute debt, the notes have been assigned to the Debtors' pre-petition secured lenders as collateral security for the pre-petition debt. Although recorded in the books and records as debt, for the most part, intercompany balances were accumulated over a number of years as Warnaco capitalized its subsidiaries and affiliates and, thus, may be considered equity investments in such subsidiaries and affiliates.

         As of October 6, 2001, the balance is comprised of the following:

                                                           Month Ended
                                                         October 6, 2001
                                                      -----------------------
                                                          (in thousands)
Intercompany accounts receivable -
        Non-debtor affilliates                            $       10,056
                                                      =======================


Note 6 - Supplemental Financial Information
-------------------------------------------

         During this period, the Debtors that are subsidiary of Warnaco paid gross wages of $13,982,340. All employee and employer payroll taxes are paid to the Debtors' payroll service provider, that in turn remits the funds to the taxing authorities.

         The Debtors paid the following taxes during the period:

                                        Paid                Refund
                                     (Received)             (Due)
                                  -----------------    -----------------

     Sales and use tax                   $ 795,818           $ (604,215)
     Customs duties                      6,630,250             (606,807)
     State income tax                      326,595             (298,482)
     Canada income tax                           -            1,060,652  (a)
     Property tax                          190,885             (134,293)
     GST tax                               137,743             (215,400)
                                  -----------------    -----------------
                                       $ 8,081,291           $ (798,545)
                                  =================    =================

     (a)  2000 Refund Due.

                                  THE WARNACO GROUP, INC., et al.
                                      (DEBTORS-IN-POSSESSION)
                                      STATEMENT OF OPERATIONS
                                          (In Thousands)

                                                         Consolidation        4 Months Ended
                                                        October 6, 2001       October 6, 2001
                                                      --------------------  --------------------
Net revenues                                                    $ 153,575               544,517
Cost of goods sold                                                116,020               451,231
Selling, general and administrative expenses                       38,938               180,915
                                                      --------------------  --------------------
Operating loss                                                     (1,383)              (87,629)
Interest expense, net                                               2,293                11,250
Other expense, net                                                      -                 3,708
                                                      --------------------  --------------------
Loss before reorganization costs and income taxes                  (3,676)             (102,587)
Reorganization costs                                               18,525                77,427
Income taxes provision (benefit)                                      765                (1,903)
                                                      --------------------  --------------------
Net loss                                                        $ (22,966)           $ (178,111)
                                                      ====================  ====================
EBITDAR (1)                                                       $ 7,170              $ (4,024)
                                                      ====================  ====================

(1) Earnings before interest, taxes, depreciation, amortization, reorganization costs and adjustments of $49,580 for 4 months ended October 6, 2001.

ASSETS

Current assets:
     Cash                                                        $ 44,046
     Receivables, net                                             303,272
     Inventories, net                                             467,714
     Prepaid expenses and other current asset                      30,632
                                                      --------------------
        Total current assets                                      845,664

Property, plant and equipment, net                                252,358
Trademark, goodwill and other, net                              1,152,618
Investment in affiliates                                                -
Intercompany Receivable, net                                            -
Deferred Income Taxes                                             139,614
                                                      --------------------
        Total Assets                                          $ 2,390,254
                                                      ====================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities:
     Short-term debt                                                  $ -
     Accounts payable                                              79,385
     Other current liabilities                                    109,114
     Deferred income taxes                                         10,136
                                                      --------------------
        Total current liabilities                                 198,635
                                                      --------------------
Long-term debt                                                    165,000
Other long-term liabilities                                        24,492
Deferred income taxes                                                   -
Liabilities subject to compromise                               2,416,748
Intercompany receivable, net                                            -
                                                      --------------------
        Total Liabilities                                       2,804,875

Redeemable Preferred Securities                                         -
Shareholders' deficit                                            (414,621)
                                                      --------------------
         Total Liabilities and Shareholders' deficit          $ 2,390,254
                                                      ====================